UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 14, 2004


                         WINTRUST FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

                          _____________________________


           ILLINOIS                                               36-3873352
(State or other jurisdiction of             0-21923            (I.R.S. Employer
        Incorporation)             (Commission File Number)  Identification No.)

      727 NORTH BANK LANE
     LAKE FOREST, ILLINOIS
(Address of principal executive                                      60045
           offices)                                               (Zip Code)


        Registrant's telephone number, including area code (847) 615-4096


                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [  ]     Written communications pursuant to Rule 425 under the
                  Securities Act (17 CFR 230.425)

         [  ]     Soliciting material pursuant to Rule 14a-12 under the
                  Exchange Act (17 CFR 240.14a-12)

         [  ]     Pre-commencement communications pursuant to Rule 14d-2(b)
                  under the Exchange Act (17 CFR 240.14d-2(b))

         [  ]     Pre-commencement communications pursuant to Rule 13e-4(c)
                  under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.        OTHER EVENTS.

         On December 14, 2004, Wintrust Financial Corporation entered into a forward sale agreement (the "Forward Sale Agreement") with Royal Bank of Canada, an affiliate of RBC Capital Markets Corporation, relating to the forward sale by Wintrust of 1,200,000 shares of its common stock, which amount equals the number of shares to be borrowed and sold by Royal Bank of Canada under the Forward Sale Agreement. Pursuant to an underwriting agreement dated December 14, 2004 (the "Underwriting Agreement"), RBC Capital Markets Corporation, acting as representative of the several underwriters (the "Underwriters"), has agreed to purchase from Royal Bank of Canada 1,200,000 shares of Wintrust's common stock. Royal Bank of Canada has also granted the Underwriters the option to purchase up to an additional 180,000 shares of common stock that may be sold to cover over-allotments, if any. The shares to be sold by Royal Bank of Canada, acting at Wintrust's request, have been registered under the Securities Act of 1933, as amended, pursuant to Wintrust's existing shelf registration statement (No. 333-119345). Copies of the Underwriting Agreement and the Forward Sale Agreement are attached hereto as Exhibits 1.1 and 1.2, respectively, and incorporated herein by reference.

ITEM 9.01(c).     EXHIBITS.

Exhibit 1.1 Underwriting Agreement, dated December 14, 2004, among Wintrust Financial Corporation, Royal Bank of Canada and RBC Capital Markets Corporation, as representative of the several underwriters.

Exhibit 1.2 Forward Sale Agreement, dated as of December 14, 2004, between Wintrust Financial Corporation and Royal Bank of Canada.

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

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               WINTRUST FINANCIAL CORPORATION
                                               (Registrant)

                                               By:  /s/ David L. Stoehr
                                                    ----------------------------
                                                    David L. Stoehr
                                                    Executive Vice President and
                                                      Chief Financial Officer

Date:  December 14, 2004

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

                                INDEX TO EXHIBITS
                                -----------------

Exhibit
-------

1.1 Underwriting Agreement, dated December 14, 2004, among Wintrust Financial Corporation, Royal Bank of Canada and RBC Capital Markets Corporation, as representative of the several underwriters.

1.2 Forward Sale Agreement, dated as of December 14, 2004, between Wintrust Financial Corporation and Royal Bank of Canada.

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